                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1996 to February 29, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1996.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                   Phyllis A. Knight
                                   Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 February, 1996

                      CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                      TRUST ACCOUNT #13210501
                      REMITTANCE DATE:  3/15/96

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                    -------------  ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                 $7,292,488.99

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                               0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                    0.00

A.  Interest
    (2) Aggregate Interest
        a. Class A-1 Remittance Rate(5.50%)                 5.50%
        b. Class A-1 Interest                          806,666.66    6.72222217
        c. Class A-2 Remittance Rate(5.85%)                 5.85%
        d. Class A-2 Interest                          357,500.00    7.15000000
        e. Class A-3 Remittance Rate(6.20%)                 6.20%
        f. Class A-3 Interest                          265,222.22    7.57777771
        g. Class A-4 Remittance Rate(6.50%)                 6.50%
        h. Class A-4 Interest                          397,222.22    7.94444440
        i. Class A-5 Remittance Rate(7.00%)                 7.00%
        j. Class A-5 Interest                          649,794.44    8.55555550

    (3) Amount applied to:
        a. Unpaid Class A Interest
             Shortfall                                        .00           .00

    (4) Remaining:
        a. Unpaid Class A Interest
             Shortfall                                        .00           .00

B.  Principal
    (5) Formula Principal Distribution
          Amount                                     4,230,993.72           N/A
        a. Scheduled Principal                         334,724.54           N/A
        b. Principal Prepayments                     3,896,269.18           N/A
        c. Liquidated Contracts                               .00           N/A
        d. Repurchases                                        .00           N/A
    (6) Pool Scheduled Principal
         Balance                                   394,535,759.28  989.38980322
   (6a) Pool Factor                                     .98938980

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 February, 1996

                     CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                     TRUST ACCOUNT #13210501
                     REMITTANCE DATE:  3/15/96

     (7)  Unpaid Class A Principal Shortfall
            (if any) following prior Remittance
            date                                             .00

     (8)  Class A Percentage for such Remittance
            Date                                          92.00%

     (9)  Class A Percentage for the following
            Remittance Date                               91.91%

    (10)  Class A Principal Distribution:
          a. Class A-1                              4,230,993.72   35.25828100
          b. Class A-2                                       .00           .00
          c. Class A-3                                       .00           .00
          d. Class A-4                                       .00           .00
          e. Class A-5                                       .00           .00

    (11)  Class A-1 Principal Balance             115,769,006.28  964.74171900
   (11a)  Class A-1 Pool Factor                        .96474172

    (12)  Class A-2 Principal Balance              50,000,000.00  1000.0000000
   (12a)  Class A-2 Pool Factor                       1.00000000

    (13)  Class A-3 Principal Balance              35,000,000.00  1000.0000000
   (13a)  Class A-3 Pool Factor                       1.00000000

    (14)  Class A-4 Principal Balance              50,000,000.00  1000.0000000
   (14a)  Class A-4 Pool Factor                       1.00000000

    (15)  Class A-5 Principal Balance              75,950,000.00  1000.0000000
   (15a)  Class A-5 Pool Factor                       1.00000000

    (16)  Unpaid Class A Principal Shortfall
            (if any) following current Remittance
            Date                                             .00

C.  Aggregate Scheduled Balances and Number of
      Delinquent Contracts as of Determination
      Date

    (17)  31-59 days                                  888,848.29            23

    (18)  60 days or more                             230,725.84             4

    (19)  Current Month Repossessions                          0             0

    (20)  Repossession Inventory                               0             0

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 February, 1996

                       CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                       TRUST ACCOUNT #13210501
                       REMITTANCE DATE:  3/15/96

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                    .06%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                       .02%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                    .23%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                       .07%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from February 1, 2000 to
         January 31, 2001, 6.5% from February 1, 2001 to
         January 31, 2002, 8.5% from February 1, 2002 to
         January 31, 2003 and 9.5% thereafter)                                0%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                                 0
     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                                0%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                                    17.01%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%, 6.50%,
                                     7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 February, 1996

                       CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                       TRUST ACCOUNT #13210501
                       REMITTANCE DATE:  3/15/96

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance date greater than $

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                                   8.00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT         CUSIP#'S 393505LF7
                                February, 1996         TRUST ACCOUNT #13210501
                                    Page 5             REMITTANCE DATE:  3/15/96

                                                     Total $      Per $1,000
                                                     Amount        Original
                                                  -------------  -------------
CLASS M1 CERTIFICATES
---------------------
 (27)    Amount available (including Monthly
         Servicing Fee)                              585,089.73

 A.      Interest
 (28)    Aggregate interest
         a.   Class M-1 Remittance Rate (7.00%,
              unless Weighted Average Contract
              Rate is below 7.00%)                        7.00%
         b.   Class M-1 Interest                     307,144.44     8.55555543
 (29)    Amount applied to Class M-1 Interest
         Deficiency Amount                                  .00              0

 (30)    Remaining unpaid Class M-1 Interest
         Deficiency Amount                                  .00              0

 (31)    Amount Applied to:
         a.   Unpaid Class M-1 Interest Shortfall           .00              0

 (32)    Remaining:
         a.   Unpaid Class M-1 Interest Shortfall           .00              0

 B.      Principal
 (33)    Formula Principal Distribution Amount
         a.   Scheduled Principal                           .00            N/A
         b.   Principal Prepayments                         .00            N/A
         c.   Liquidated Contracts                          .00            N/A
         d.   Repurchases                                   .00            N/A

 (34)    Class M-1 Principal Balance              35,900,000.00  1000.00000000
(34a)    Class M-1 Pool Factor                       1.00000000
 (35)    Class M-1 Percentage for such Remittance
         Date    .00%
 (36)    Class M-1 Percentage for the following
         Remittance Date    .00%
 (37)    Class M-1 Principal Distribution:
         a.   Class M-1 (current)                           .00     0.00000000
         b.   Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance
              Date                                          .00
 (38)    Unpaid Class M-1 Principal Shortfall
         (if any) following current Remittance
         Date                                               .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                February, 1996       CUSIP#'S 393505LG5,LH3
                                                     REMITTANCE DATE:  3/15/96

                                                     Total $      Per $1,000
                                                     Amount        Original
                                                  -------------  -------------
Class B1 Certificates
---------------------
  (1)    Amount Available less the Class A
         Distribution Amount and Class M-1
         Distribution amount (including
         Monthly
         Servicing Fee)                              277,945.29
  (2)    Class B-1 Remittance Rate (6.95% unless
         Weighted Average Contract Rate is
         below 6.95%)                                     6.95%

  (3)    Aggregate Class B1 Interest                 135,486.38     8.49444389

  (4)    Amount applied to Unpaid Class
         B1 Interest Shortfall                              .00            .00

  (5)    Remaining unpaid Class B1
         Interest Shortfall                                 .00            .00
  (6)    Amount applied to Class B1 Interest
         Deficiency Amount                                  .00
  (7)    Remaining Unpaid Class B-1 Interest
         Deficiency Amount                                  .00
  (8)    Unpaid Class B1 Principal Shortfall
         (if any) following prior Remittance Date           .00

 (8a)    Class B Percentage for such Remittance Date        .00
 (8b)    Class B Percentage for the following
         Remittance Date                                    .00
  (9)    Current Principal (Class B Percentage of
         Formula Principal Distribution Amount)             .00

(10a)    Class B1 Principal Shortfall                       .00

(10b)    Unpaid Class B1 Principal Shortfall                .00

 (11)    Class B Principal Balance                31,916,753.00

 (12)    Class B1 Principal Balance               15,950,000.00

Class B2 Certificates
---------------------
 (13)    Remaining Amount Available                  142,458.91
 (14)    Class B-2 Remittance Rate (7.30%
         unless Weighted Average Contract
         Rate is less than 7.30%)                         7.30%

 (15)    Aggregate Class B2 Interest                 142,458.91     8.92222169

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                February, 1996          CUSIP#'S 393505LG5,LG3
                                                     REMITTANCE DATE:  3/15/96

                                                     Total $      Per $1,000
                                                     Amount        Original
                                                  -------------  -------------
Class B1 Certificates
---------------------
 (16)    Amount applied to Unpaid Class
         B2 Interest Shortfall                              .00            .00

 (17)    Remaining Unpaid Class B2
         Interest Shortfall                                 .00            .00

 (18)    Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance
         Date                                               .00

 (19)    Class B2 Principal Liquidation Loss Amount         .00

 (20)    Class B2 Principal (zero until Class
         B1 paid down; thereafter, Class B
         Percentage of Formula Principal
         Distribution Amount)                               .00

 (21)    Guarantee Payment                                  .00

 (22)    Class B2 Principal Balance               15,966,753.00

 (23)    Monthly Servicing Fee (Deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green
         Tree Financial Corporation is not the
         Servicer; deducted from funds remaining
         after payment of Class A Distribution
         Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class
         B-2 Distribution Amount; if the Company
         or Green Tree Financial Corporation
         is the Servicer)                                   .00

 (24)    Class C Residual Payment                           .00

 (25)    Class M-1 Interest Deficiency on such
         Remittance Date                                    .00

 (26)    Class B-1 Interest Deficiency on such
         Remittance Date                                    .00

 (27)    Repossessed Contracts                              .00

 (28)    Repossessed Contracts Remaining
         in Inventory                                       .00

 (29)    Weighted Average Contract Rate                 9.77338